UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2021

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Beginning on January 29, 2021, NCL Corporation Ltd. (“NCLC”), amended its Fifth Amended and Restated Credit Agreement and the credit facilities secured by Pride of America and Norwegian Jewel.

Pride of America

On January 29, 2021, NCLC entered into an amendment agreement (the “Pride of America Amendment”), among NCLC, as borrower, Pride of America Ship Holding, LLC, an indirect subsidiary of NCLC, as subsidiary guarantor, lenders holding at least a majority of the term loans outstanding under the Existing Pride of America Facility (as defined below) and Nordea Bank Abp, New York Branch, as administrative agent, which amends the Credit Agreement, dated as of January 10, 2019 (as amended by Amendment No. 1 to the Credit Agreement, dated as of April 28, 2020 and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Pride of America Facility,” and as further amended by the Pride of America Amendment, the “Pride of America Credit Facility”), among NCLC, as borrower, the lenders party thereto, Nordea Bank Abp, New York Branch, as administrative agent and collateral agent, and Nordea Bank Abp, New York Branch, Mizuho Bank, Ltd., MUFG Bank, Ltd., and Skandinaviska Enskilda Banken AB (Publ), as joint bookrunners, arrangers and co-documentation agents. The Pride of America Amendment provides that, among other things, from the Pride of America Amendment effective date until the maturity date of the Pride of America Credit Facility, (i) the testing of the loan to value, debt to capitalization and EBITDA to debt service covenants under the Pride of America Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity, certified on a monthly basis and (ii) NCLC and its restricted subsidiaries’ ability to make certain investments, restricted payments and prepayments of certain indebtedness will be restricted.

The foregoing summary of the Pride of America Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Norwegian Jewel

On January 29, 2021, NCLC entered into an amendment agreement (the “Jewel Amendment”), among NCLC, as borrower, Norwegian Jewel Limited, an indirect subsidiary of NCLC, as subsidiary guarantor, lenders holding at least a majority of the term loans outstanding under the Existing Jewel Credit Agreement (as defined below) and Bank of America, N.A., as administrative agent, which amends the Credit Agreement, dated as of May 15, 2019 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Jewel Credit Agreement,” as amended by Amendment No. 1 to the Credit Agreement dated as of May 1, 2020 (and as further amended by the Jewel Amendment, the “Jewel Credit Facility”), among NCLC, as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent and collateral agent, Bank of America, N.A., Truist Bank (formerly known as Branch Banking and Trust Company), Fifth Third Bank and Mizuho Bank, Ltd., as joint bookrunners and arrangers, and Bank of America, N.A., Truist Bank (formerly known as Branch Banking and Trust Company), Fifth Third Bank and Mizuho Bank, Ltd., as co-documentation agents. The Jewel Amendment provides that, among other things, from the Jewel Amendment effective date until the maturity date of the Jewel Credit Facility, (i) the testing of the loan to value, debt to capitalization and EBITDA to debt service covenants under the Jewel Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity, certified on a monthly basis and (ii) NCLC and its restricted subsidiaries’ ability to make certain investments, restricted payments and prepayments of certain indebtedness will be restricted.

The foregoing summary of the Jewel Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Credit Agreement

On January 29, 2021, NCLC entered into an amendment agreement (the “First Amendment”), by and among NCLC and Voyager Vessel Company, LLC, as co-borrowers, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and various lenders and agents named therein, which amends the Fifth Amended and Restated Credit Agreement, dated May 8, 2020 (the “Fifth ARCA” and as further amended by the First Amendment, the “Senior Secured Credit Facility”).

The First Amendment provides that, among other things, (a) amortization payments due between the First Amendment effective date and prior to June 30, 2022 (the “First Amendment Deferral Period”) on the Term A Loans and Term A-1 Loans held by Lenders that have consented to such deferral (the “First Amendment Deferring Lenders”) are deferred and (b) the principal amount so deferred constitutes a separate tranche of Term A Loans (the “Deferred Term A-1 Loans”). The interest rate for Deferred Term A-1 Loans is LIBOR + 2.50%. After the end of the First Amendment Deferral Period, the Deferred Term A-1 Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Term A-1 Loans outstanding immediately after the consummation of the First Amendment, in quarterly installments, with the remaining unpaid principal amount of Deferred Term A-1 Loans due and payable in full at maturity. The Term A Loans and Term A-1 Loans (other than the Deferred Term A-1 Loans) that were held by the First Amendment Deferring Lenders constitute a separate class of loans (the “Term A-2 Loans”), with the same terms as the Term A Loans and Term A-1 Loans under the Senior Secured Credit Facility, except that amortization payments on the Term A-2 Loans shall be deferred during the First Amendment Deferral Period and thereafter such Term A-2 Loans will amortize in an aggregate principal amount equal to approximately 5.88% per annum and the interest rate for Term A-2 Loans shall be modified as described below. The Term A Loans and Term A-1 Loans that were held by lenders other than the First Amendment Deferring Lenders constitute a separate class of loans with the same terms as the Term A Loans and Term A-1 Loans under the Senior Secured Credit Facility.

The First Amendment provides that, (a) from the First Amendment effective date to and including December 31, 2022 (the “Covenant Relief Period”) the testing of the loan to value, debt to capitalization and EBITDA to debt service covenants under the Senior Secured Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity, certified on a monthly basis and (b) during the Covenant Relief Period the interest rate for Term A-2 Loans and revolving loans held by Lenders that consented to the First Amendment will be LIBOR + 2.00% with decreases subject to a leverage-based pricing grid. The First Amendment also makes certain other changes to the Senior Secured Credit Facility, including tightening certain of the baskets applicable to our ability make certain asset dispositions, investments and restricted payments.

The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment Agreement, dated January 29, 2021, by and among NCL Corporation Ltd., as borrower, Pride of America Ship Holding, LLC, as subsidiary guarantor, Nordea Bank Abp, New York Branch, as administrative agent, and the other parties thereto, which amends the Credit Agreement, dated as of January 10, 2019 (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on February 4, 2021 (File No. 001-35784)). #
10.2	Amendment Agreement, dated January 29, 2021, by and among NCL Corporation Ltd., as borrower, Norwegian Jewel Limited, as subsidiary guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent, which amends the Credit Agreement, dated as of May 15, 2019 (incorporated herein by reference to Exhibit 10.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on February 4, 2021 (File No. 001-35784)). #
10.3	Amendment Agreement, dated January 29, 2021, by and among NCL Corporation Ltd., as borrower, Voyager Vessel Company, LLC, as co-borrower, the subsidiary guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the joint book runners and arrangers and co-documentation agents named therein, which amends the Fifth Amended and Restated Credit Agreement, dated May 8, 2020 (incorporated herein by reference to Exhibit 10.3 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on February 4, 2021 (File No. 001-35784)). #
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 4, 2021

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
Name:	Mark A. Kempa
Title:	Executive Vice President and Chief
Financial Officer